UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): OCTOBER 20, 2006.


                         CLEAN DIESEL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                         000-27432                     06-1393453
(State or other                 (Commission                  (IRS Employer
Jurisdiction of                 File Number)              Identification No.)
Incorporation)

                         SUITE 702, 300 ATLANTIC STREET
                                STAMFORD CT 06901
                                 (203) 327-7050
          (Address and Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR240.13e-4 (c))

                SECTION 5 - - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


     On October 20, 2006, for reasons of health, Jeremy D. Peter-Hoblyn resigned as a director of the Registrant, effective October 31, 2006. Also, on October 20, 2006, to accept other employment, David W. Whitwell resigned as Senior Vice President Administration and Chief Financial Officer of the Registrant, effective November 13, 2006.


                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CLEAN DIESEL TECHNOLOGIES, INC.


Date: October 20, 2006                      By /s/ C. W. Grinnell
                                            Charles W. Grinnell
                                            Vice President & Secretary